SOFTWARE LICENSE AGREEMENT                                Agreement No. SBCSLA01
================================================================================

AN AGREEMENT made the 16th day of  November, 2000 between

      TCS (CANADA) LIMITED, a Company incorporated under the laws of Ontario, with registered offices located at 700 Dorval Drive, Suite 202, Oakville, Ontario, Canada, L6K 3V3, (hereinafter referred to as the "Licensor") and

      SECURITY BANCORP INC., a Company incorporated under the laws of Alberta with registered offices at Bldg. F, Unit 3 - 5508 1st Street S.E., Calgary, Alberta, Canada, T2H 2W9, (hereinafter referred to as the "Licensee").

WHEREAS:

(a) the Licensor [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] certain TCS Point of Sale Terminal Application [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], each of which contains [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and

(b) the Licensee desires to acquire [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The TCS Point of Sale Terminal Applications [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under this agreement are specifically named in Schedule A.

NOW THEREFORE for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the receipt of which by each is hereby acknowledged, Licensor and Licensee agree as follows:

1.    Definitions

The following expressions shall, where the context so permits, have the meanings hereby respectively assigned to them.

1.1   "Acceptance" is as defined in section 2.2.

      1.2 "Agreement" means this Agreement concluded between the Licensee and the Licensor named therein incorporating these Conditions and includes:

      (a) any alteration of the said Agreement which may be agreed in writing between the Licensee and the Licensor, and

      (b) all specifications or other documents which are prepared pursuant to the said Agreement which may be agreed in writing between the Licensee and the Licensor.

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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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1.3   "Delivery" is completed when the Licensee initially receives shipment of the System or if the Licensee has [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Licensor, which said service is negotiated under a separate agreement, then Delivery is completed when the Licensor [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the System in an Eligible Point of Sale Terminal [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Delivery is unique for each [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION] of a unique TCS Point of Sale Terminal Application Product licensed by the Licensee.

1.4 "Eligible Point of Sale Terminal" means one of the devices listed in Schedule A, as eligible for the licensed product, and which is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Licensee, or third party persons under [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] with the Licensee and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Licensee.

1.5 "Licensee" means Security Bancorp Inc. and includes its successors and assigns.

1.6 "Licensor" means TCS (Canada) Limited named in the Agreement who by the Agreement grants license to use the Software License and includes its successors and permitted assigns.

1.7 "Program/Software" means the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to be provided by the Licensor necessary for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the System.

1.8 "System" shall mean the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by Licensor known as the TCS Point of Sale Terminal Application Products and any subsequent releases thereof and related documentation. The System is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for each Terminal Application. The different Terminal Applications are specified in Schedule A.

1.9 "Term" shall mean a period of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the date of execution of this Agreement by both parties.


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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2.    Grant of License

2.1 In consideration of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by Licensee to Licensor as hereinafter provided, the Licensor hereby grants to Licensee a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the System for itself, subject to the terms and conditions specified herein. The Licensee shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the System or this Agreement without prior consent of the Licensor.

2.2 For a period of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the Delivery Date (the "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] "), the Licensee shall be entitled to[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], as it considers necessary to verify whether the System functions in accordance with the specifications. The Licensee will issue a notice signifying Acceptance of the System, after completing [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to its satisfaction. If any deficiencies are found, the Licensee will inform the Licensor of the deficiency in detail, and in writing. The Licensor will have a minimum of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] business days to provide corrections for the discrepancy. Following receipt of the correction, the Licensee will have a further [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] ") to complete [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. If the Licensee does not notify the Licensor of Acceptance or of deficiencies within the aforesaid periods, the Licensee will be deemed to have issued notice of Acceptance on the later of:

      (a) the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (b) the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] following receipt of a correction.

      Notwithstanding the foregoing, if the Licensee commences using the System in the live operations of its business, the Licensee will be deemed to have issued a notice signifying Acceptance of the System.


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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3.    Use

3.1 Licensee may [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the System except in the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by employees or agents of the Licensee, and has [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the System in whole or in part except as expressly provided in this Agreement.

4.    Payment of Fees

4.1 Licensee shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Licensor [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in accordance with Schedule A hereto on the terms as set out therein. The Licensee shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from Licensor, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Licensor for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

4.2 All [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as a result of this agreement are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The Licensee agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

5.    Provision of Installation

5.1 Licensee is responsible [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by using [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as are defined by the Licensor for the purpose of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the System. Such services are negotiated under a separate agreement.

6.    Copyright and Proprietary Rights

6.1 Licensor shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the System and all other [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

      SECURITIES AND EXCHANGE COMMISSION] therein and in all [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Licensee hereunder.

6.2 The Licensee understands and agrees that the System constitutes [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Licensor and represents a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Licensor. The Licensee agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the said System in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and except as provided for in this Agreement, agrees not to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the System in whole or in part, or any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] relating thereto; the Licensee agrees to take all reasonable precautions to ensure that no unauthorized persons shall have access to the System and that all authorized persons having access to the System shall refrain from any such disclosure, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. If any unauthorized use is made of the System by a third party as a result of the Licensee's negligence, or the negligence of those for whom the Licensee is in law responsible, Licensee shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to Licensor immediately on demand, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] which such third party [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the unauthorized user at the beginning of the period of unauthorized use. Licensee agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] incurred by Licensor in restraining unauthorized use.

7.    Warranties

7.1 Licensor represents and warrants to Licensee that as of the date hereof Licensor has the right to grant the licenses and other rights granted herein and that the System does not infringe any patent, copyright, trademark or other intellectual property right (including trade secrets) or similar right, of any third party. Licensor further represents and warrants to Licensee that no claim, whether or not embodied in an action past or present of infringement of any copyright, patent, trademark or other intellectual property right or similar right has been made or is pending against the Licensor relative to the System.

7.2 The Licensor warrants that at the date of Acceptance of each unique TCS Point of Sale Terminal Application and for a period of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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      thereafter (the "Warranty Period"), the System will operate substantially in accordance with the applicable specifications previously supplied to Licensee. The Licensor's [CONFIDENTIAL PORTION DELETED AND FILED
      SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under this warranty shall be to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] upon written notification from Licensee during the Warranty Period.

      Such notification shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], which can be carried out by Licensor on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to that of the Licensee. Licensor shall use its best efforts to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      Licensor shall have the opportunity to make [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] within a reasonable time to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Licensee acknowledges that Licensor does not represent or warrant that:

      (a) The operation of the System will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (b) The operation of the System will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      This Warranty shall not apply if:

      (a) the System is not used in accordance with the Licensor's instruction;

      (b) any part of the System shall have been altered, modified, or converted by the Licensee;

      (c) any of the Licensee's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; or

      (d) any other cause within the control of the Licensee results in part of the System becoming inoperative.

      Licensee acknowledges that sophisticated computer software such as the System may [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], which may [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by Licensor during creation or testing of the System, notwithstanding that Licensor fulfils the highest industry standards in the development of the System. Therefore, Licensee agrees that;


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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      THE FOREGOING WARRANTY IS [CONFIDENTIAL PORTION DELETED AND FILED
      SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY AND FITNESS FOR A PARTICULAR PURPOSE AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. LICENSOR SHALL [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] WITHOUT LIMITATION OF [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] OR ANY OTHER [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] WHICH MAY BE CAUSED DIRECTLY OR [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] BY THE INADEQUACY OF THE SYSTEM OR ANY [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] THEREIN.

      LICENSEE AGREES THAT EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPH 7 HEREOF LICENSOR'S LIABILITY UNDER THIS AGREEMENT FOR DAMAGES FOR LOSS OR INJURY SHALL [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] THE LICENSOR BY THE LICENSEE HEREUNDER.

8.    Provision of Software Support Services

8.1 Licensor agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the System for the Term, at [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in Schedule A.

8.2 The Licensor will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Licensee during the Licensor's regular business days, Monday through Friday from 09:00 to 17:00 Eastern Standard Time (EST), from the Licensor's designated office location. Through this assistance the Licensor will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in accordance with section 8.5, if correction can be made [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and will incorporate system [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

8.3 The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] described in section 8.2 is not to be used for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. If the Licensor determines that the


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
      EXCHANGE COMMISSION] is being used for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the
      Licensee shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Licensor, the Licensor's then [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

8.4 The Licensor shall, if, as and when it deems necessary, provide the Licensee with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the System, which may contain [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and, if applicable, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] applicable to the System release. These releases do not include [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

8.5 If the Licensee suspects that a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the System, the Licensee shall notify the Licensor by facsimile, in writing or by e-mail of its suspicions. A [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is defined as an instance whereby the System [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. This notification shall comprehensively describe the nature of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and provide details of the circumstances of its occurrence. Upon receipt of the Licensee's notice, the Licensor shall use its best efforts to confirm the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. If the Licensor confirms the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the Licensor shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as part of its obligations hereunder; if the Licensor determines that [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Licensee [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Licensor for its efforts at the Licensors [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] then in effect.

8.6 If the Licensee has elected not to subscribe for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the Licensee may at any time [CONFIDENTIAL PORTION DELETED


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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      AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
      specified in Schedule A.

8.7 From time to time the Licensor will make new releases of the System available to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the software [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. When a new release becomes available, all [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

9.    Indemnification

9.1 Licensor agrees to indemnify and hold harmless Licensee against any and all [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] arising out of a breach of the warranty set forth in Section 8 provided that the System is being used in accordance with the terms and conditions of the Agreement and under normal use and that Licensee notifies Licensor in writing promptly after receiving notice of any such claim or suit and allows Licensor the opportunity to defend or settle any such claim or suit at [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Licensee agrees to co-operate fully with Licensor in the defense of any claim or suit. If any claim has occurred, Licensee agrees to permit Licensor at its [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. If neither of the foregoing alternatives is reasonably available, Licensee agrees on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] written notice from Licensor to return or destroy all copies of the System received from Licensor pursuant hereto. Licensor will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in mentioned cases [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by Licensee up to the moment. Licensor shall have no obligation to defend Licensee or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for any claim based on any portion of the System that has been [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by Licensee or for any claim based upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

10.   Term and Termination

10.1 The term of this Agreement shall commence on the earlier of the date of execution of this Agreement by both parties or the Delivery Date and shall continue for the Term unless sooner terminated in accordance with the provisions set forth hereinafter.


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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10.2  Licensee shall have the right to terminate this Agreement during the
      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or the Warranty Period, if the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to its specifications. This shall be the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and extent of the Licensor's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under this condition. Any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to this moment will be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Licensor.

10.3 Licensor shall have the right to terminate this Agreement at any time in the event of a material breach by Licensee of its obligation under this Agreement. Such termination shall become effective [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the receipt of written notice by Licensee of such breach, unless the Licensee shall have corrected the breach before the expiration of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] period. On termination of this Agreement, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Licensee fee shall be required.

10.4 Notwithstanding any termination of this Agreement, the representations and warranties under the Sections entitled "Warranties" and the rights and obligations under the Sections entitled [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and "Indemnification" shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the parties and their legal representatives, successors, heirs and assigns.

10.5 Upon termination of this Agreement, all [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to Licensee hereunder shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Licensor. Licensee agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to it hereunder.

11.   General

11.1  Assignment


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

SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

11.1.1 This Agreement and the rights and obligations hereunder shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in whole or in part by either party without the prior written consent of the other party and any proposed assignment without such written consent shall be void and of no effect. Notwithstanding anything herein, either party shall be entitled [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] its rights and obligations under this Agreement to a subsidiary of that party provided that such subsidiary shall agree in writing to be bound by the terms and conditions hereof in lieu of the original party. The covenants, conditions and obligations herein contained [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] upon and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the parties hereto.

11.2   Notice

11.2.1 Any notice, payment, or other communication required or permitted to be made or given to either party hereto personally delivered or if sent to such party by facsimile with the original sent by registered mail (except that certified or registered mail may be used where delivery is in the same country of mailing), postage prepaid, addressed to it at its address set forth in this Agreement, or to such other address as it shall designate by written notice given to the other party. Any such notice, payment or communication shall be deemed to be given or made if delivered, when delivered and if mailed, on the date of mailing.

       Address for Notices to Security Bancorp Inc.
                        Bldg. F, Unit 3 - 5508 1st Street S.E.,
                        Calgary, Alberta,
                        Canada,  T2H 2W9

          Facsimile: 403-319-0240
          e-mail: Hal@securitybancorpinc.com

       Address for Notices to TCS (Canada) Limited:
          700 Dorval Drive, Suite 202,
          Oakville, Ontario,
          Canada, L6K 3V3
          Facsimile: 905-849-1396

11.3   Currency

11.3.1 All reference in this Agreement and the Attachments to "dollars", "CAD", and "$" shall mean lawful currency of Canada.


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

SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

11.4   Force Majeure

11.4.1 Those obligations which allegedly cannot be met due to force majeure, and only those obligations, shall be suspended during the continuance of the force majeure occurrence, and the inability to perform such obligations shall not be a breach of this Agreement; provided, however; that the party availing itself of force majeure shall continue to exercise all due diligence to overcome the inability. As used herein, "Force Majeure" shall mean causes without a party's fault or negligence including, but not limited to, Acts of God, accident, war, fire, lockout, strike or labour dispute, riot or civil commotion, act of the public enemy, enactment, rule, order or act of civil or military authority, acts or omissions of the other party or judicial action.

11.5   Waiver

11.5.1 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] hereunder, irrespective of the length of time for which such failure continues, shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] waiver of those or any other rights.

11.6   Titles

11.6.1 Titles or captions contained in this Agreement are inserted only for convenient reference, and in no way define, limit or describe the scope or intent of this Agreement or any provisions hereof.

11.7   Entire Agreement

11.7.1 The foregoing provisions and Schedule A of this Agreement constitute the entire Agreement between the parties and shall supersede all prior Agreements, oral or written and all other communications between them relating to the subject matter hereof. No changes or additions to this Agreement shall have effect unless in writing and properly executed by both parties.

11.8   Governing Law

11.8.1 This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the laws of Ontario, Canada in force therein.

       IN WITNESS WHEREOF, the Licensor and the Licensee have hereunto set their hands.

TCS (CANADA) LIMITED                   SECURITY BANCORP INC.

Date: ____________________________     Date: ______________________________

Signed: ___________________________    Signed: ____________________________

Name: ____Mike Kelso______________     Name: _____________________________

SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

Title: _____Vice-President___________  Title: _____________________________

SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

SCHEDULE A                                                          No. SBCSLA01

The following specific licenses are granted by the License Agreement named above, subject to the fees and terms stated in this schedule.

1.    Currency

      All amounts are quoted in Canadian Dollars.

2.    Definitions

2.1 "Delivery" is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

2.2 "Eligible Point of Sale Terminal" means one of the devices listed in Schedule A, as eligible for the licensed product, and which is owned or leased by the Licensee, or third party persons under contract or agreement with the Licensee and operated by or for the Licensee.

2.3 "Term" shall mean a period of five (5) years from the date of execution of this Agreement by both parties.

3.    Terms of License.

3.1 The following table lists the Point of Sale Terminal Application Products available under this agreement and the Eligible point of sale Terminals for each. The table also indicates which specific product licenses have been granted by way of initials by both the Licensee and Licenser.

--------------------------------------------------------------------------------
Terminal Application       Eligible Terminals             License Granted
Product Name                                          Licensee        Licenser
--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION      [CONFIDENTIAL PORTION
DELETED AND FILED          DELETED AND FILED
SEPARATELY WITH THE        SEPARATELY WITH THE
SECURITIES & EXCHANGE      SECURITIES & EXCHANGE
COMMISSION]                COMMISSION]
--------------------------------------------------------------------------------
[CONFIDENTIAL PORTION      [CONFIDENTIAL PORTION
DELETED AND FILED          DELETED AND FILED
SEPARATELY WITH THE        SEPARATELY WITH THE
SECURITIES & EXCHANGE      SECURITIES & EXCHANGE
COMMISSION]                COMMISSION]
--------------------------------------------------------------------------------


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

SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

4.    License and Support Pees Payable

4.1 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]:

      |_| [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

      OR

      |_| [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

4.2 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

      |_|   Yes               |_|   No

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

4.3 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

5.    Payment Schedule

5.1 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]:

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

5.2 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

5.3 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

5.4 Invoices for payment may be presented by the Licensor to the Licensee following the achievement of these events. Invoices are due [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], and are subject to the terms of the license agreement.


                                       15